Exhibit 10ii

Margaret Purchase Agreement

COPY

JANET ELLEN LEIGH/IGMI

CLOSING STATEMENT

SELLER: JANE ELLEN LEIGH

BUYER: IDAHO GENERAL MINING, INC.

DATE OF CLOSING: SEPTEMBER 28, 2004

BUYER'S ACCOUNT

	Charge	Credit
Sales Price		$176,000.00
Escrow Fee		
IGMI Stock Delivered to Seller (400,000 Shares @ $.44 per share)	$176,000.00	
Due To Seller	$100,000.00	
Total:	$276,000.00	$276,000.00

1. This closing statement is subject to final audit and if legitimate monetary error is discovered or any encumbrances of record necessary to clear title, such differences or payment are to be assessed and immediately collected from or refunded to the parties liable therefore. Buyer shall be responsible for excise tax and recording fees.

2. Your signature acknowledges that escrow agent has neither made any representations or recommendations, whatsoever, regarding the terms of this transaction, nor have they participated in or supplied any other information regarding the value or performance of this business. You have been specifically informed of the advisability of seeking independent legal counsel regarding the terms of this transaction and the content and legal consequences of the documents, and are not relying on the escrow agent for legal opinions or advice.

3. DATED this 28 day of September, 2004.

BUYER: Idaho General Mining, Inc.

By: Robert L Russell

Title: President of IGMI

Receipt: 200410003342

SKAMANIA COUNTY AUDITOR

Teller: PBL Station: 001 Drawer: 001
Date: 10/06/2004 3:32:40 PM

IDAHO GENERAL MINES INC
N. 10 POST STREET SUITE 610
SPOKANE, WA 99201

2004154700	2	$	20.00

QCD/LEIGH TO IDAHO GENERAL/10-6-200-11
ETC.

Amount Due	$	20.00
Amount Received	$	20.00
CHECK		
CHECK # 1355		
Change	$	0.00
Balance Due	$	0.00

Doc # 2004154700
Page 1 of 2
Date: 10/06/2004 02:04P
Filed by: IDAHO GENERAL MINES INC
Filed & Recorded in Official Records
of SKAMANIA COUNTY
J. MICHAEL GARVISON
AUDITOR
Fee: $20.00

AFTER RECORDING RETURN TO:

IDAHO GENERAL MINES, INC.
10 N. POST STREET, SUITE 610
SPOKANE, WA 99201

REAL ESTATE EXCISE TAX
24309
OCT 0 6 2004
PAID 3532.80+690.00=4222.80
[signature]
SKAMANIA COUNTY TREASURER

QUIT CLAIM DEED

Grantor:	Janet Ellen Leigh
Grantee:	Idaho General Mines, Inc., an Idaho corporation
Legal Description:	Sections 7, 8, 17 & 18, Township 10 North, Range 6 East, WM
Assessor's Tax Parcel ID#:	10060000020011; 10060000020111; 10060000020211; 10060000020311
Reference Numbers:	96795

THIS INDENTURE, between the Grantor, JANET ELLEN LEIGH, dealing with her sole and separate property and the Grantee, IDAHO GENERAL MINES, INC., an Idaho corporation for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration to her in hand paid by the Grantee, the receipt whereby is hereby acknowledged, does by these presents remise, release and forever quitclaim unto the Grantee, and its heirs and assigns all of Grantor's right, title and interest in and to the following described real property situated in the County of Skamania, State of Washington, to wit:

Mineral rights as reserved in deed dated December 17, 1965, from William J. Wineberg, executor, to International Paper Co., recorded December 23, 1965 under Skamania County Auditor's File No. 66135 in Book 55, Page 196, as amended by deed dated May 27, 1966, and recorded January 11, 1967 in Book 56, Page 488 under Auditor's File No. 68030, in the following tracts:

A one-half interest in the following mining claims:

Germania Nos. 1 and 2;
Germania Jr. Nos. 1 and 2;
Germania Secundus Nos. 1 and 2;
Ardentine Nos. 1 and 2; and
Adamantine No. 2.

10-6-04
[initials]

(P:\WORDDATA\CLIENTS-CURRENT\L - M\MAXWELL, JIM\QCD - MINERAL RIGHTS.DOC)

All in Sections 7, 8, 17 and 18, Township 10 North, Range 6 East, W.M. (212.27) acres) also known as U.S. Mineral Survey #708.

as acquired by Grantor on or about May 18, 1983 and recorded on December 16, 1983 under Skamania County Auditor's File No. 96795.

Together with all and singular, the tenements, hereditaments and appurtenances thereunto belonging, or in any wise appertaining, and the reversion and reversions, remainder and remainders, including after acquired title, rents, issues and profits thereof including easements of record and view.

TO HAVE AND HOLD all and singular the said premises, together with the appurtances, untosaid Grantee and to its heirs and assigns forever.

Dated this 28 day of September, 2004.

Janet Ellen Leigh
JANET ELLEN LEIGH

STATE OF WASHINGTON)
:ss
County of Clark)

On this 28th day of September, 2004, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JANET ELLEN LEIGH to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that she signed the same as her free and voluntary act and deed, for the uses and purposes therein mentioned.

WITNESS my hand and official seal hereto affixed the day and year first above written.

Notary Public in and for the State of Washington, residing at Vancouver
My Commission Expires: May 11, 2007

RANDALL E. FERGUSON
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES
MAY 11, 2007

DOC # 2004154700
Page 2 of 2

(P:\WORDDATA\CLIENTS-CURRENT\L - M\MAXWELL, JIM\QCD - MINERAL RIGHTS.DOC)

DEPARTMENT OF REVENUE
WASHINGTON STATE

PLEASE TYPE OR PRINT
SEE BACK PAGE

REAL ESTATE EXCISE TAX AFFIDAVIT

CHAPTER 82.45 RCW – CHAPTER 458-61 WAC
FOR USE AT COUNTY TREASURER'S OFFICE
(Use Form No. 84-0001B for Reporting Transfers of Controlling Interest of Entity Ownership to the Department of Revenue)

THIS AFFIDAVIT WILL NOT BE ACCEPTED UNLESS ALL AREAS 1-7 ARE FULLY COMPLETED

This form is your receipt when stamped by cashier.

1 SELLER GRANTOR
Name: Ms Janel Ellen Leigh
PO Box 1505
Street:
City/State/Zip: Battle Ground, WA 98604

2 BUYER GRANTEE
Name: Idaho General Mines, Inc.
(an Idaho corporation)
Street: 10 N. Post Street Suite 610
City/State/Zip: Spokane, WA 99201

3 ADDRESS TO SEND ALL PROPERTY TAX RELATED CORRESPONDENCE
Name: – same as 2 above –
Street:
City/State/Zip:

ALL TAX PARCEL NUMBERS		LIST ASSESSED VALUE(S)
10060000020011	N/A	$100.00
10060000020111	N/A	$100.00
10060000020211	N/A	$100.00
10060000020311	N/A	$100.00

4 LEGAL DESCRIPTION OF PROPERTY SITUATED IN ☒ UNINCORPORATED Skamania COUNTY ☐ OR IN CITY OF

Street Address (if property is improved):

See attached Quit Claim Deed for legal description (4 copies & original)

5 Is this property currently:

	YES	NO
Designated as forest land? Chapter 84.33 RCW	☐	☒
Classified as current use land (open space, farm and agricultural, or timber)? Chapter 84.34 RCW	☐	☒
Exempt from property tax as a nonprofit organization? Chapter 84.36 RCW Seller's Exempt Reg. No. ______	☐	☒
Receiving special valuation as historic property? Chapter 84.26 RCW	☐	☒

Property Type: ☐ land only ☐ land with new building ☐ land with previously used building ☐ land with mobile home ☐ timber only ☐ building only

Principal Use: ☐ Apt. (4+ unit) ☐ residential ☐ timber ☐ agricultural ☐ commercial/industrial ☒ other mineral interest

6 Description of personal property included in gross selling price, both tangible (eg; furniture, equipment, etc.) or intangible (eg; goodwill, agreement not to compete, etc.)

If exemption claimed, list WAC number and explanation. (If claiming a gift transfer, see instruction sheet.)
WAC No. (Sec/Sub)
Explanation

Type of Document: Quit Claim Deed
Date of Document: 28 September 2004

Gross Selling Price	$ 276,000.00
Personal Property (deduct)	$ –
Taxable Selling Price	$ 276,000.00
Excise Tax: State	$ ~~4,222.80~~ 3532.80
Local	$ — 690.00
*Delinquent Interest: State	$ –
Local	$ –
*Delinquent Penalty	$ –
Total Due	$ 4,222.80

A MINIMUM OF $2.00 IS DUE AS A PROCESSING FEE AND TAX.
*SEE INSTRUCTIONS FOR INTEREST AND PENALTIES

8 (1) NOTICE OF CONTINUANCE (RCW 84.33 OR RCW 84.34)

If the new owner(s) of land that is designated as forest land or classified as current use wish to continue the designation or classification, all new owner(s) must sign below. The county assessor must then determine if the land transferred continues to qualify and will indicate below. If the land no longer qualifies, it will be removed and the compensating or additional taxes will be due and payable by the seller or transferor at the time of sale. (RCW 84.33.140 or RCW 84.34.108) If the new owner(s) does not desire to continue such designation or classification, all compensating or additional tax shall be due and payable by the seller or transferor at the time of sale. (RCW 84.33.140 or RCW 84.34.108). Prior to signing below, you may contact your local County Assessor for more information.

This land ☐ does ☐ does not qualify for continuance.

Date 10-6-04 [signature] DEPUTY ASSESSOR

(2) NOTICE OF COMPLIANCE (Chapter 84.26 RCW)

If the new owner(s) of property with special valuation as historic property wish to continue this special valuation the new owner(s) must sign below. If the new owner(s) do not desire to continue such special valuation, all additional tax calculated pursuant to Chapter 84.26 RCW, shall be due and payable by the seller or transferor at the time of sale.

(3) OWNER(S) SIGNATURE

N/A

7 AFFIDAVIT

I Certify Under Penalty of Perjury Under The Laws of The State of Washington That The Foregoing Is True And Correct. (See back page of this form).

Signature of Grantor/Agent: [signature]
Name (print): [illegible]
Date and Place of Signing: Oct. 4 [illegible] WA

Signature of Grantee/Agent: [signature]
Name (print): ROBERT L. RUSSELL
Date & Place of Signing: Oct 1, 2004 Spokane, WA

Perjury: Perjury is a class C felony which is punishable by imprisonment in the state correctional institution for a maximum term of not more than five years, or by a fine in an amount fixed by the court of not more than five thousand dollars ($5,000.00), or by both imprisonment and fine (RCW 9A.20.020 (1C)).

REAL ESTATE EXCISE TAX
24304

THIS SPACE - TREASURER'S USE ONLY

OCT 0 6 2004
PAID 3532.80 + 690.00 = 4222.80
[signature] Deputy
SKAMANIA COUNTY TREASURER

Pd by Idaho General Mines

REV 84 0001a (04-01-04) (PD 04-01-04) TAXPAYER